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                                                                       10-K 1999
                                                                  Exhibit 24 (a)

                               Power of Attorney
                               -----------------

     Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1999, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

               /s/
----------------------------------            __________________________________
 Don E. Ackerman                               William T. McCormick, Jr.
 Director                                      Director

__________________________________            __________________________________
 D. Euan Baird                                 Didier Primat
 Director                                      Director
 Chairman, President
 and Chief Executive Officer

__________________________________            __________________________________
 John Deutch                                   Nicolas Seydoux
 Director                                      Director


__________________________________            __________________________________
 Victor E. Grijalva                            Linda G. Stuntz
 Director                                      Director
 Vice Chairman

__________________________________            __________________________________
 Denys Henderson                               Sven Ullring
 Director                                      Director

__________________________________            __________________________________
 Andre Levy-Lang                               Yoshihiko Wakumoto
 Director                                      Director


   Date:   January 14, 2000
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